As Filed with the Securities and Exchange Commission on July 20, 2018

  Registration File No. 333-194115
  811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 8  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 82  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

THOMAS E. BISSET, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☒  Immediately upon filing pursuant to paragraph (b) of Rule 485

☐  On _________ pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On _________ pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual

Flexible Premium Variable and Fixed Life Insurance Policies

EXPLANATORY COMMENT

The prospectus and the statement of additional information for Investors Choice VUL included in the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File Nos. 333-194115 and 811-7337) filed on April 26, 2018 pursuant to paragraph (b) of Rule 485 are incorporated herein by reference.

Life Business of Liberty Life Assurance Company of Boston

Table of Contents

Page

Report of Independent Auditors	1

Abbreviated Financial Statements as of and for the year ended December 31, 2017

Statement of Assets and Liabilities	2

Statement of Revenues and Direct Expenses	3

Notes to Abbreviated Financial Statements	4-22

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Protective Life Insurance Company

We have audited the accompanying abbreviated financial statements of the Individual Life and Annuity Business of Liberty Life Assurance Company of Boston (“Liberty Life”), which comprise the Statement of Assets and Liabilities as of December 31, 2017, and the related Statement of Revenue and Direct Expenses for the year then ended, and the related notes to the abbreviated financial statements.

Management’s Responsibility for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the Statement of Assets and Liabilities of Liberty Life as of December 31, 2017 and its related Statement of Revenue and Direct Expenses for the year ended in accordance with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the abbreviated financial statements, the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A to be filed by Protective Life Insurance Company and are not intended to be a complete presentation of Liberty Life’s assets, liabilities, revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

July 13, 2018

Individual Life and Annuity Business of Liberty Life Assurance Company of Boston

Statement of Assets and Liabilities

(in thousands)

December 31, 2017
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $12,397,945)	$13,647,301
Equity securities available-for-sale, at estimated fair value (cost: $2,093)	2,396
Mortgage loans (net of valuation allowances of $556)	834,606
Policy loans	131,155
Other long-term investments	95,789

Total investments	14,711,247

Cash and cash equivalents	448,105
Accrued investment income	150,180
Accounts and premiums receivable	2,408
Reinsurance receivables	324,537
Deferred policy acquisition costs	452,175
Other assets	23,878
Separate account assets	99,333

Total assets	$16,211,863

Liabilities
Future policy benefits	$5,901,753
Policyholder account balances	7,333,659
Other policy claims and benefits payable	41,478
Policyholder dividends payable	95,168
Payables for collateral under securities loaned	341,520
Other liabilities	145,424
Separate account liabilities	99,333

Total liabilities	13,958,335

Net assets	$2,253,528

Individual Life and Annuity Business of Liberty Life Assurance Company of Boston

Statement of Revenues and Direct Expenses

(in thousands)

Year Ended December 31, 2017
Revenues
Premiums	$485,794
Reinsurance ceded	(93,561)

Premiums, net of reinsurance ceded	392,233

Net investment income	624,217
Universal life and investment-type product policy fees	104,506
Cost of insurance	80,690
Other income	31,956
Net realized investment gains (losses):
Other-than-temporary impairment on fixed maturity and equity securities	(563)
Other net investment gains	51,435

Total net realized investment gains	50,872

Total revenues	$1,284,474

Benefits, Losses and Expenses
Policyholder benefits and claims	$698,609
Interest credited to policyholder account balances	236,628
Amortization of policy acquisition costs	77,431
Policyholder dividends	5,030
Other expenses	100,684

Total benefits, losses and expenses	1,118,382

Revenue in excess of direct expenses	$166,092

Notes to Abbreviated Financial Statements

1.      Description of the Transaction and Basis of Presentation

On May 1, 2018, The Lincoln National Life Insurance Company (“Lincoln Life”) completed its previously announced acquisition (the “Closing”) of Liberty Mutual Group Inc.’s (“Liberty”) Group Benefits Business (the “Group Business”) and Individual Life and Annuity Business (the “Life Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (the “Company”).

In connection with the Closing and pursuant to the Master Transaction Agreement, dated January 18, 2018 (the “Master Transaction Agreement”), previously reported in the Current Reports of Protective Life Corporation (“Protective”) and Protective Life Insurance Company (“Protective Life”) on Form 8-K filed on January 23, 2018, Protective Life, a wholly owned subsidiary of Protective and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of Protective Life, entered into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Life Business.  The terms of the Reinsurance Agreement resulted in an acquisition of the Company’s Life Business by Protective Life, in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.

Basis of Presentation

The accompanying Statement of Assets and Liabilities as of December 31, 2017 and the related Statements of Revenues and Direct Expenses for the year ended December 31, 2017 (collectively, the “Abbreviated Financial Statements”) of the Company’s Life Business have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the United States Securities and Exchange Commission and for inclusion in Protective Life’s filings with the United States Securities and Exchange Commission.

The Abbreviated Financial Statements have been prepared in accordance with approval received by Protective Life from the United States Securities and Exchange Commission permitting Protective Life to substitute Abbreviated Financial Statements for the full financial statements required by Rule 3-05 of Regulation S-X. The Abbreviated Financial Statements include the assets and liabilities associated with the Company’s Life Business as well as all revenue and costs directly associated with the revenue producing activities of the Company’s Life Business and excludes costs not directly involved in the revenue producing activity, such as corporate overhead and income taxes.  Amounts reported in the Abbreviated Financial Statements are reported at the historical basis of the Company’s Life Business.

During the period presented in the Abbreviated Financial Statements, the Company was 90% owned by Liberty Mutual Insurance Company and 10% owned by Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company are both wholly owned by Liberty. Liberty is wholly owned by LMHC Massachusetts Holdings Inc., which is wholly owned by Liberty Mutual Holding Company, Inc.  As a wholly owned subsidiary of Liberty, the Company did not maintain dedicated administrative support functions related to the Company.  Further, the Company’s assets and operating results were integrated with those of Liberty.  Based upon these factors, there is no reasonable basis to allocate corporate overhead and income tax expense to the Life Business acquired by Protective.  Accordingly, the Abbreviated Financial Statements do not purport to present the financial position or operating results of the Company that would have resulted from the Company’s Life Business operating as a standalone, separate business.

2.      Summary of Significant Accounting Policies

Use of Estimates

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the Abbreviated Financial Statements and accompanying notes. Actual results could differ from those estimates.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities, which is comprised of non-redeemable preferred stocks, are classified as available-for-sale (“AFS”) and are reported at their estimated fair value. In accordance with U.S. GAAP, unrealized investment gains and losses on these securities are typically reflected as a separate component of other comprehensive income (loss) (“OCI”), net of policy-related amounts and deferred income taxes.  However, due to the approval granted by the United States Securities and Exchange Commission, unrealized gains and losses are reported as a component of net assets in the Statement of Assets and Liabilities due to the omission of equity balances from the Abbreviated Financial Statements.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared. These amounts are presented in net investment income in the Statement of Revenues and Direct Expenses.

All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.  Unrealized losses that are other-than-temporary are recognized as realized losses. Fixed income, public equity securities, private equity securities and private equity co-investment securities are reviewed for impairment on a quarterly basis. Securities are reviewed for both quantitative and qualitative considerations including, but not limited to, (1) the extent of the decline in fair value below book value, (2) the duration of the decline, (3) significant adverse changes in the financial condition or near term prospects for the investment or issuer, (4) significant changes in the business climate or credit ratings of the issuer, (5) general market conditions and volatility, (6) industry factors, and (7) the past impairment history of the security holding or the issuer.

For fixed maturity securities that the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company separates impairments into credit loss and non-credit loss components. The determination of the credit loss component of the impairment charge is based on the best estimate of the present value of the cash flows expected to be collected from the debt security compared to its amortized cost, and is reported as part of net realized investment gains (losses). The non-credit component, the residual difference between the credit impairment component and the fair value, is recognized in net assets in the Statement of Assets and Liabilities. The factors considered in making an evaluation of credit versus non-credit other-than-temporary impairment include the following: (1) failure of the issuer of the security to make scheduled interest or principal payments (including the payment structure of the debt security and the likelihood the issuer will be able to make payments that increase in the future), (2) performance indicators of the underlying assets in the security (including default and delinquency rates), (3) vintage, (4) geographic concentration, and (5) industry analyst reports, sector credit ratings and volatility of the security’s fair value.

For equity and fixed maturity investments the Company intends to sell or for which it is more likely than not that the Company will be required to sell before an anticipated recovery in value, the full amount (fair value less amortized cost) of the impairment is included in net realized investment gains (losses).

Upon recognizing an other-than-temporary impairment, the new cost basis of the investment is the previous amortized cost basis less the other-than-temporary impairment recognized in net realized investment gains (losses). The new cost basis is not adjusted for any subsequent recoveries in fair value; however, for fixed maturity investments, the difference between the new cost basis and the expected cash flows is accreted to net investment income over the remaining expected life of the investment.

For the mortgage-backed fixed maturity securities, a constant effective yield is used to recognize income which considers anticipated prepayments over the economic life of the security. The mortgage backed portfolio is accounted for under the retrospective method and prepayment assumptions are based on market expectations. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage Loans

Mortgage loan investments are comprised entirely of commercial mortgage loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.  Interest income and prepayment fees are recognized when earned and are presented as a component of net investment income in the Statement of Revenues and Direct Expenses.

Other Investments

All Variable Interest Entities (“VIEs”) for which the Company is the primary beneficiary are consolidated into the Company’s financial statements.  For unconsolidated VIEs, the Company uses the equity method of accounting when it has more than a minor ownership interest or more than a minor influence over the investee’s operations.

Other investments are primarily comprised of limited partnerships, which are accounted for under the equity method and, accordingly, the share of earnings attributed to the Life Business are included in net investment income. Recognition of limited partnerships is delayed due to the availability of the related financial statements, as private equity and other funds are generally on a three-month delay.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Cash and Cash Equivalents

Cash equivalents are short term, highly liquid investments that are both readily convertible into known amounts of cash and so near to maturity that they present insignificant risk of changes in value due to changing interest rates. Cash equivalents include debt securities purchased with maturities of three months or less at acquisition and are carried at amortized cost, which approximates fair value.

Securities Lending

Participation in a securities lending program is used to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the portfolio of the Life Business to qualifying third parties via a lending agent. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or permitted securities as outlined in the securities lending agreement. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 102% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. The loaned securities remain a recorded asset of the Company’s Life Business; however, a liability for the amount of cash collateral held, representing an obligation to return the collateral related to the loaned securities has been recorded.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Deferred policy acquisition costs (DAC) are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, certain costs of policy underwriting and variable agency expenses.  Sales inducement costs associated with certain single premium annuities are also deferred and reported within other assets in the Statement of Assets and Liabilities.  Sales inducements are amounts that are credited to policyholders’ account balances primarily as an inducement to purchase the contract.

Acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Acquisition costs for participating, dividend-paying traditional contracts, to the extent recoverable from future gross margins, are deferred and amortized generally in proportion to the present value of future gross margins.  For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment, mortality and expense margins.

The amortization of DAC is analyzed for the differences between expected and actual gross margins or gross profits, as applicable, including consideration of the effect of the timing and amount of realized and unrealized investment gains and losses. The amortization of DAC is adjusted in situations where differences between actual and expected amounts are material. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities of the Life Business that the Company has designated as available for sale as if these gains (losses) had been realized. This adjustment, net of tax, while typically included as a component of net unrealized gains or losses in accumulated other comprehensive income (loss) in accordance with U.S. GAAP, are included as a component of net assets in the Statement of Assets and Liabilities.

The deferred sales inducement asset (SIA) is amortized over the life of the policy in relation to estimated gross profits similar to methodology described above for amortizing DAC that is associated with universal life insurance products.  The SIA is recoverable from estimated future gross profits.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due.  Benefits and expenses are associated with premiums to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

When premiums are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to insurance in-force or, for annuities, the amount of expected future policy benefit payments.  The deferred balance is included as a component of future policy benefits in the Statement of Assets and Liabilities.

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders’ account balances. Included in such assessments are mortality charges, surrender charges and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 3.0% and 6.0% in 2017.

Through its Life Business the Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates for deferred annuity contracts were between 1.00% and 4.5% in 2017. Credited interest rates for structured settlement and other immediate annuity contracts were between 1% and 12% for the year ended 2017.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.50% and 10.30% for 2017.

Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issues prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993-1998 issues, the 1975-1980 Select and Ultimate Basic Tables for 1999-2006 issues, and the 2001 Valuation Basic Table for 2007 and subsequent issues. Withdrawal assumptions generally are based on the Company’s experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies is determined based on interest crediting rates between 1% and 12%.  The structured settlement and other immediate annuity business mortality assumptions for issues through 1999 are based on the 1971 IAM Tables. Mortality assumptions for issues from 2000 to present are based on either the Annuity 2000 Table or an experience adjusted Annuity 2000 Table. An additional liability is recorded if the expected margin on the contracts in force is less than the unrealized gains on assets backing the future policy benefits.

Other Policy Claims and Benefits Payable

Policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company’s past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences represent changes in estimates and have been recorded in the Statement of Revenues and Direct Expenses.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the Statement of Assets and Liabilities. Prospective reinsurance premiums, losses and loss adjustment expenses are accounted for on a basis consistent with the terms of the reinsurance contracts. The Statement of Revenues and Direct Expenses reflect premiums, benefits, losses and expenses net of reinsurance ceded. Amounts recoverable from reinsurers include unpaid losses estimated in a manner consistent with the claim liabilities associated with the reinsured business. The Company evaluates reinsurance collectability and a provision for uncollectible reinsurance is recorded when deemed necessary.

Participating Policies

Participating policies approximate 4% of ordinary life insurance in force at December 31, 2017 and 8% of ordinary insurance premium revenue in 2017. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for policyholder dividends payable in the Statement of Assets and Liabilities. The payment of dividends to policyholders is further restricted by insurance laws of the state of New Hampshire claims are settled.

Separate Accounts

Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities of these accounts are equal to the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the Statement of Revenues and Direct Expenses. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in other income in the Statement of Revenues and Direct Expenses.

Accounting Pronouncements Not Yet Adopted

Accounting Standards Updates (“ASU”) No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Update was originally effective for annual and interim periods beginning after December 15, 2017. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2018.  The accounting for revenues associated with insurance products is not within the scope of this Update.  As such, there will be no impact upon adoption.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2018 and will be applied on a modified retrospective basis.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments.  The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2020 on a modified retrospective basis.  Policies and processes are being reviewed to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on operations and financial results.

ASU No. 2017-08 - Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in this Update require that premiums on callable debt securities be amortized to the first call date. This is a change from current guidance, under which premiums are amortized to the maturity date of the security. The amendments are effective for annual and interim periods beginning after December 31, 2019, and early adoption is permitted. Transition will be through a modified retrospective approach in which the cumulative effect of application is recorded to retained earnings at the beginning of the annual period in which an entity adopts the revised guidance. Internal systems and processes are being reviewed to determine the financial and operational impact of implementing the Update, as well as to determine whether early adoption of the revised guidance is practicable.

3.                        Investments

Components of Net Investment Income:

Year Ended
December 31,
2017
Taxable interest income	$591,614
Dividends	40
Limited partnerships, limited liability companies and
other equity method investments	6,735
Commercial mortgage loans	33,692
Other investments	7,132
Gross investment income	639,213
Investment expenses*	(14,996)

Net investment income	$624,217

*Fees paid to external managers are included within the components of gross investment income.

Components of Net Realized Gains (Losses):

Year Ended
December 31,
2017

Fixed maturities:
Gross realized gains	$56,440
Gross realized losses	(6,202)
Equities:
Gross realized gains	35
Gross realized losses	(76)
Other:
Gross realized gains	823
Gross realized losses	(148)

Net realized gains (losses)	$50,872

During the year ended December 31, 2017, impairment charges in the amount of $563 were recorded as a component of net realized gains (losses) in the Statement of Revenues and Direct Expenses.

During the year ended December 31, 2017, proceeds from sales of fixed maturities available for sale were $479,388.  The gross realized gains (losses) on sales of fixed maturities available for sale totaled $51,601 and $(3,388) in 2017.  During the year ended December 31, 2017, proceeds from sales of equities available for sale were $1,988.  The gross realized gains (losses) on sales of equities available for sale totaled $31 and $(2) in 2017.

Available for Sale Investments:

The amortized cost, gross unrealized gains and losses and fair values of available for sale investments as of December 31, 2017 are as follows:

	December 31, 2017
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

U.S. government and agency securities	$322,882	$90,375	$(31)	$413,226
Residential MBS*	357,230	30,074	(493)	386,811
Commercial MBS*	253,290	4,980	(2,744)	255,526
Other MBS* and ABS**	216,388	3,523	(638)	219,273
U.S. state and municipal	3,043,149	331,361	(4,625)	3,369,885
Corporate and other	8,088,115	822,911	(28,500)	8,882,526
Foreign government securities	116,891	4,468	(1,305)	120,054

Total fixed maturities	12,397,945	1,287,692	(38,336)	13,647,301

Preferred stock	2,093	303	-	2,396

Total equity securities	2,093	303	-	2,396

Total securities available for sale	$12,400,038	$1,287,995	$(38,336)	$13,649,697

*Mortgage-backed securities (“MBS”)

** Asset-backed securities (“ABS”)

Approximately 57% of the mortgage and asset-backed fixed maturity portfolio is explicitly backed by the U.S. government (Government National Mortgage Association “GNMA” and Small Business Association “SBA”) or by government-sponsored entities (Federal Home Loan Mortgage Corporation “FHLMC” and Federal National Mortgage Association “FNMA”).  Approximately 82% of the holdings are rated AAA.  The commercial MBS portfolio is well diversified and of high quality with approximately 77% rated AAA.

As of December 31, 2017, no single issuer, excluding U.S. Treasuries, agency securities and MBS, accounted for more than 10% of invested assets.

As of December 31, 2017, securities carried at $6,028 were on deposit with state regulatory authorities as required by law.

As of December 31, 2017, the fair values of fixed maturity securities and equity securities loaned were approximately $378,184.  Cash and short-term investments received as collateral in connection with the loaned securities were approximately $341,520 as of December 31, 2017. Investments other than cash and short-term investments received as collateral in connection with the loaned securities were approximately $52,720 as of December 31, 2017.

The amortized cost and fair value of fixed maturities as of December 31, 2017, by contractual maturity are as follows:

		Estimated
	Amortized	Fair
	Cost	Value

Due to mature:
One year or less	$223,809	$227,446
Over one year through five years	1,795,898	1,885,840
Over five years through ten years	2,520,617	2,653,383
Over ten years	7,030,713	8,019,022

MBS and ABS of government and corporate agencies	826,908	861,610

Total fixed maturities	$12,397,945	$13,647,301

Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The following tables summarizes the gross unrealized losses and fair value of fixed maturity securities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017 and that are not deemed to be other-than-temporarily impaired.

	Less Than 12 Months		12 Months or Longer
		Estimated		Estimated
		Fair Value of		Fair Value of
		Investments with		Investments with
	Unrealized	Unrealized	Unrealized	Unrealized
December 31, 2017	Losses	Losses	Losses	Losses

U.S. government and agency securities	$(31)	$2,819	$-	$-
Residential MBS	(286)	19,413	(207)	4,246
Commercial MBS	(1,196)	97,631	(1,548)	29,496
Other MBS and ABS	(334)	65,488	(304)	6,166
U.S. state and municipal	(1,950)	124,768	(2,675)	71,884
Corporate and other	(7,735)	484,300	(20,765)	394,573
Foreign government securities	(242)	18,621	(1,063)	27,328

Total fixed maturities	$(11,774)	$813,040	$(26,562)	$533,693

As of December 31, 2017, there were 160 securities that were in an unrealized loss position for 12 months or longer.  The Company monitors the difference between the amortized cost and estimated fair value of fixed maturity securities to ascertain whether declines in value are temporary in nature. In addition, the Company also monitors its intent and ability to hold certain equity securities for a period of time that is sufficient to allow for any anticipated recovery in fair value. The Company currently does not have the intent to sell and has determined it is not more likely than not that it would be required to sell these fixed maturity securities before recovery.

Equity Method Investments

The Life Business of the Company holds investments in traditional and private equity partnerships which invest in energy and real estate joint ventures.  The portion of these investments accounted for under the equity method of accounting was $95,789 as of December 31, 2017.  The Company believes these investments offer the potential for superior long-term returns and are appropriate in the overall context of a diversified portfolio maintained for the Life Business.  The Company’s investments are generally of a passive nature in that the Company does not participate in the management of the entities.  The aggregate summarized financial data below reflects the latest available information and is as of, and for, the year ended December 31, 2017. Aggregate total assets and liabilities were $95,789 and $0, respectively.  Aggregate net income reported as a component of net investment income in the Statement of Revenues and Direct Expenses was approximately $6,735.  Aggregate net income for these entities is comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

The Life Business holds certain investments in energy, private equity and real estate limited partnerships and other entities subject to VIE analysis under the VIE subsections of ASC 810, Consolidation. These investments are analyzed to determine whether it is a VIE, and if so, whether the Life Business is the primary beneficiary or a significant interest holder based on a qualitative and quantitative assessment. The design of the entity, the risks to which the entity was designed to expose the variable interest holder to and the extent of the variable interest held by the Life Business in the VIE.

The Life Business has variable interests in VIEs for which it is not the primary beneficiary and accounts for these VIEs under the equity method in accordance with ASC 323, Investments – Equity Method and Joint Ventures. The VIEs are principally private equity limited partnerships in which the Company has invested as a passive limited partner. The partnerships were deemed to be VIEs because the equity holders as a group lack the power to direct the activities that most significantly impact the respective entity’s economic performance. The VIEs generate variability primarily from investment portfolio performance and that variability is passed to equity holders. For these VIEs, the Company absorbs a portion, but not majority, of this variability. These VIEs are reported by the Life Business as a component of other long-term investments in the Statement of Assets and Liabilities.  As of December 31, 2017, the carrying value and maximum exposure to loss arising from unconsolidated VIEs is as follows:

Carrying value	$80,618
Unfunded commitments	25,943
Maximum exposure	$106,561

There is no recourse provision to the general credit of the Company for any VIE beyond the full amount of the Company’s loss exposure.

There were no consolidated VIEs as of December 31, 2017.

Mortgage Loans

The mortgage loan portfolio is comprised entirely of commercial mortgage loans.  The Company’s Life Business is either a participant or co-lender on all loans in the mortgage loan portfolio. As of December 31, 2017, the carrying values of commercial mortgage loans was $834,606.  The number of loans in the portfolio was 4,827 as of December 31, 2017.  The following illustrates the composition of the mortgage loan portfolio by loan to value as of December 31, 2017:

Loan-to-Value
Above 95%	$6,187
91% to 95%	2,276
81% to 90%	12,111
71% to 80%	110,985
70% and below	703,613
Allowance for loan losses	(566)
Total	$834,606

Based upon the historical loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance is inappropriate for its Life Business.  Rather, the Company determines an allowance through an analysis of specific loans that are believed to represent a higher risk of credit impairment.  Since the Company uses a specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment.  The Company monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions as well as ensuring the timely payment of property taxes and insurance.  If issues are identified through this monitoring process an allowance is established for the loan based on the expected loss.  The expected loss is calculated as the excess carrying value of the loan compared to the fair value of the loan’s underlying collateral, less estimated costs to sell the collateral.   A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate in the Statement of Assets and Liabilities, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property.

As of December 31, 2017, there were no commercial mortgage loans that were foreclosed and converted to real estate properties.  During the year ended December 31, 2017, there were no restructured loans that were classified as a troubled debt restructuring.

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. The recorded investment in delinquent loans was insignificant as of December 31, 2017.

4.                        Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Business is ceded to reinsurers to share risks under life and annuity contracts for the purpose of providing increased capacity to write larger risks and maintain exposure to loss within capital resources. The effect of reinsurance assumed and ceded on the Statement of Revenues and Direct Expenses for the year ended December 31, 2017 is as follows:

Premiums:
Direct	$485,785
Assumed	9
Ceded	(93,561)

Net premiums	$392,233

Other income:
Direct	$-
Assumed	-
Ceded	33,595

Net other income	$33,595

Policyholder benefits and claims:
Direct	$765,281
Assumed	1,873
Ceded	(68,545)

Net policyholder benefits and claims	$698,609

The Company recognized expense allowances in the amount of $33,595 on business ceded to third party reinsurers for the year ended December 31, 2017.

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

Reinsurance receivables, which includes ceded reserve balances and ceded benefit payments, is $324,537 as of December 31, 2017.  The following table illustrates reinsurance receivables attributable to the more significant reinsurance partners as of December 31, 2017:

Reinsurance
Receivable

Swiss Re Life & Health America, Inc.	$69,353
St. James Insurance Company, Ltd.	66,293
Transamerica	65,385
RGA Reinsurance Company	40,718
Commonwealth Union Assurance, Ltd.	35,601

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

5.                        Deferred Policy Acquisition Costs

DAC is attributable to net investment gains (losses) and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses.  Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains had been recognized.

Details with respect to DAC for the year-ended December 31, 2017 are summarized below:

Balance, beginning of year	$463,598

Additions	93,184
Amortization	(79,353)
Unlocking	1,922
Valuation adjustments for unrealized losses on fixed maturities	(27,176)

Balance, end of year	$452,175

6.      Sales Inducements

The Company provides sales inducements on certain single premium annuity products.  The Company defers the expense associated with the sales inducement each period and amortizes the costs in a manner similar to that used to amortize DAC.

Detail with respect to the Company’s deferred sales inducements for the year-ended December 31, 2017 are summarized below:

Balance, beginning of year	$10,812

Additions	2,282
Amortization	(2,233)
Unlocking	(47)
Valuation adjustments for unrealized losses on fixed maturities	(1,633)

Balance, end of year	$9,181

7.                        Separate Accounts

Separate accounts represent pension funds, variable life and variable annuity insurance products.  The account assets primarily consist of other limited partnerships and equity investments which are carried at estimated fair value.  Investment income and changes in asset values do not affect the operating results of the Life Business.  Separate accounts business is maintained independently from the general account of the Life Business.

The Company provides administrative services for these contracts.  For the year ended December 31, 2017, fees earned by the Life Business related to these contracts are included in other income in the amount of $628.

8.                        Commitments and Contingencies

The Company guarantees the full and punctual payment when due of any obligations of Liberty Assignment Corporation and BARCO Assignments Ltd (collectively “the owners of the annuity contract”) to the annuity payee, arising out of or in connection with the purchase of the annuity contract.  These guarantees do not result in a material contingent exposure to the Company’s or any related party’s assets or liabilities.   As a result of Lincoln Life’s acquisition of the Company, the guarantee was terminated during 2018.

Pursuant to a guarantee agreement effective February 3, 1998 and as amended on March 3, 2006, Liberty unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of life insurance and annuity contracts issued by the Company that Liberty will, on demand, make funds available for the timely payment of contractual obligations under any insurance policy or annuity contract issued.  As a result of Lincoln Life’s acquisition of the Company, the guarantee was terminated during 2018.

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  Those actions are considered by the Company in estimating reserves for policy and contract liabilities.  The Company’s management believes that the resolution of those actions will not have a material effect on the financial position or results of operations of the Life Business.

The Company is subject to insurance guaranty fund laws in the states in which it transacts its Life Business.  These laws assess insurance companies’ amounts to cover losses to policyholders of insolvent or rehabilitated insurance companies.  In certain states, the assessments may be partially recovered through a reduction in future premium taxes.  At December 31, 2017, premium tax deductions in the amount of approximately $71 were reflected in other assets in the Statement of Assets and Liabilities.  For the year ended December 31, 2017, expenses incurred for guaranty fund assessments, reflected as other expenses in the Statement of Revenue and Direct Expenses, were approximately $23.

At December 31, 2017, a guaranty fund prepaid premium tax insolvency asset in the amount of approximately $201 was reflected in other assets in the Statement of Assets and Liabilities.  The prepaid premium tax insolvency asset will be recognized in 2018.

As of December 31, 2017, there were unfunded commitments related to other long-term investments reflected in the Statement of Assets and Liabilities.  The unfunded commitments in traditional private equity partnerships, real estate and other investments of $4,050, $108,016, and $57,321, respectively.

9.                        Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the market approach is primarily used, which generally utilizes market transaction data for identical or similar instruments.

The hierarchy level assigned to each security in the available for sale portfolio is based upon an assessment of the transparency and reliability of the inputs used in the valuation of each instrument at the measurement date. The highest priority is given to unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Securities are classified based on the lowest level of input that is significant to the fair value measurement. Transfers between levels are recognized at the end of each reporting period. The three hierarchy levels are defined as follows:

• Level 1 — Valuations based on unadjusted quoted market prices in active markets for identical assets or liabilities.

• Level 2 — Valuations based on observable inputs (other than Level 1 prices), such as quoted prices for similar assets or liabilities at the measurement date, quoted prices in markets that are not active, or other inputs that are observable, either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement and involve management judgment.  The unobservable inputs reflect estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs can vary from financial instrument to financial instrument and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new and not yet established in the marketplace, and other characteristics particular to the financial instrument.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires significantly more judgment.  Accordingly, the degree of judgment exercised by management in determining fair value is greatest for instruments categorized in Level 3.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies for its Life Business.  The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to ensure that the Company’s assets and liabilities are appropriately valued.  For fair values received from third parties or internally estimated, the Company’s processes are designed to determine that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models.  The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers.  In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities.

The Company used the following methods and assumptions in estimating the fair value of financial instruments of its Life Business as well as the general classification of such financial instruments pursuant to the above fair value hierarchy:

Fixed Maturities

At each valuation date, various valuation techniques are used to estimate the fair value of the fixed maturities portfolio.  The primary method for valuing these securities is through independent third-party valuation service providers.  For positions where valuations are not available from independent third-party valuation service providers, broker quotes and internal pricing methods are used to determine fair values.  A single non-binding price quote from a broker familiar with the security who, similar to the Company’s valuation service providers, may consider transactions or activity in similar securities, as applicable, among other information.  The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.  The evaluation and prioritization of these valuation sources is systematic and predetermined resulting in a single quote or price for each financial instrument.  The following describes the techniques generally used to determine the fair value of fixed maturities by asset class:

U.S. Government and Agency Securities

U.S. government and agency securities consist primarily of bonds issued by the U.S. Treasury and mortgage pass-through agencies such as the Federal Home Loan Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.  As the fair values of the U.S. Treasury securities held by the Life Business are based on active markets and unadjusted market prices, they are classified within Level 1.  The fair value of U.S. government agency securities is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, reported trades, bids, offers and credit spreads. Accordingly, the fair value of U.S. government agency securities is classified within Level 2.

Mortgage-Backed Securities

The portfolio of residential and commercial MBS is originated by both agencies and non-agencies, the majority of which are pass-through securities issued by U.S. government agencies.  The fair value of MBS is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, contractual cash flows, prepayment speeds, collateral performance and credit spreads. Accordingly, the fair value of MBS is primarily classified within Level 2.

Asset-Backed Securities

ABS include mostly investment-grade bonds backed by pools of loans with a variety of underlying collateral, including automobile loan receivables, credit card receivables, and collateralized loan obligation securities originated by a variety of financial institutions.  The fair value of ABS is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, contractual cash flows, prepayment speeds, collateral performance and credit spreads. Accordingly, the fair value of ABS is primarily classified within Level 2.

Municipal Securities

The municipal portfolio is comprised of bonds issued by U.S. domiciled state and municipal entities. The fair value of municipal securities is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, binding broker quotes, issuer ratings, reported trades and credit spreads.  Accordingly, the fair value of municipal securities is primarily classified within Level 2.

Corporate Debt and Other Securities

Corporate debt securities consist primarily of investment-grade debt of a wide variety of corporate issuers and industries. The fair value of corporate and other securities is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, new issuances, issuer ratings, reported trades of identical or comparable securities, bids, offers and credit spreads.  Accordingly, the fair value of corporate and other securities is primarily classified within Level 2. In the event third-party vendor valuation is not available, prices are determined using non-binding price quotes from a broker familiar with the security. In this instance, the valuation inputs are generally unobservable and the fair value is classified within Level 3.

Foreign Government Securities

Foreign government securities include bonds issued or guaranteed by foreign governments. The fair value of foreign government securities is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active, benchmark yields, binding broker quotes, issuer ratings, reported trades of identical or comparable securities and credit spreads.  Accordingly, the fair value of foreign government securities is primarily classified within Level 2. In the event third-party vendor valuation is not available, prices are determined using non-binding price quotes from a broker familiar with the security. In this instance, the valuation inputs are generally unobservable and the fair value is classified within Level 3.

Equity Securities

Equity securities is comprised of preferred stocks. The fair value of preferred stock is generally determined using observable market inputs that include quoted prices for identical or similar assets in markets that are not active.  Accordingly, the fair value of preferred stock is primarily classified within Level 2.

Other Long-term Investments

Other long-term investments include equity investments in privately held businesses. Equity investments in privately held businesses are valued using internal management estimates; they are categorized within Level 3 of the hierarchy.  Limited partnerships, which represent the remainder of the other investment balance on the accompanying Statement of Assets and Liabilities are not subject to these disclosures and therefore are excluded from the table in this note.

Separate account assets

Separate account assets, which primarily consist of other limited partnerships and equity securities, are measured based on the methodologies discussed above. The activity in separate account assets is offset by an equal amount for separate account liabilities, which results in a net zero impact for the Company. Separate account assets within Level 3 include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2017:

	As of December 31, 2017
	Level 1	Level 2	Level 3	Total

U.S. government and agency securities	$538	$412,688	$-	$413,226
Residential MBS	-	386,811	-	386,811
Commercial MBS	-	214,213	41,313	255,526
Other MBS and ABS	-	214,310	4,963	219,273
U.S. state and municipal	-	3,318,897	50,988	3,369,885
Corporate and other	-	8,869,411	13,115	8,882,526
Foreign government securities	-	120,054	-	120,054

Total fixed maturities, available for sale	538	13,536,384	110,379	13,647,301

Preferred stock	-	2,396	-	2,396

Total equity securities, available for sale	-	2,396	-	2,396

Other long-term investments	-	-	15,171	15,171

Separate account assets	42,917	-	56,416	99,333

Total assets, at fair value	$43,455	$13,538,780	$181,966	$13,764,201

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2017.

Changes in Level 3 Recurring Fair Value Measurements

The following tables summarize the fair values of assets on a recurring basis classified as Level 3 within the fair value hierarchy.

		Net
		Unrealized
	Balance	(Losses)			Transfer out	Balance
Assets, at Fair Value	Jan 1, 2017	Gains	Purchase	Maturities	of Level 3	Dec.31,2017
Commercial MBS	$40,484	$885	$-	$(56)	-	$41,313
Other MBS and ABS	6,139	163	4,975	(48)	(6,266)	4,963
U.S. state and municipal	50,093	1,819	-	(924)	-	50,988
Corporate and other	10,929	(27)	2,416	(203)	-	13,115
Total fixed maturities	107,645	2,840	7,391	(1,231)	(6,266)	110,379
Separate account assets	69,895	(7,551)	-	(5,928)	-	56,416
Other long-term investments	16,071	(404)	-	(496)	-	15,171
Total assets	$193,611	$(5,115)	$7,391	$(7,655)	$(6,266)	$181,966

There were no transfers into Level 3 or net realized gains for the year ended December 31, 2017.  Transfers out of Level 3 are primarily due to changes in the observability of pricing inputs.

There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2017.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides information about the significant unobservable inputs used for recurring fair value measurements for certain material Level 3 assets and liabilities and includes only those instruments for which information about the inputs is reasonably available to the Company for its Life Business.  As the input information with respect to certain Level 3 instruments may not be reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities.

	Fair Value			Range
	At December	Valuation	Unobservable	(Weighted
Assets, at Fair Value	31,2017	Technique(s)	Input (*)	Average)

Corporate and other	$10,699	Spread Model	Credit Spread(a)	387-633 (573 bps)

(a)         An increase in the credit spread will lead to a decrease in fair value and vice versa.

Fair Value Measurements on a Non-Recurring Basis

There were no assets measured at fair value on a non-recurring basis as of December 31, 2017.

Fair Value Option

The Company has elected to apply the fair value option to certain financial instruments of the Life Business in limited circumstances.  The fair value option election is made on an instrument by instrument basis.  All periodic changes in the fair value of the elected instruments are reflected in the Statement of Revenues and Direct Expenses as a component of net investment income.  At December 31, 2017, the Company has elected the fair value option for certain investments in limited partnerships which are reflected in other long-term investments in the Statement of Assets and Liabilities.  The fair value of these other long-term investments is reflected in the “Assets and Liabilities Measured at Fair Value on a Recurring Basis” section above. The impact of the fair value option elections is immaterial to the Life Business of the Company.

Financial Instruments Not Carried at Fair Value

The fair values and carrying values of financial instruments excluded from ASC 820, Fair Value Measurement, as of December 31, 2017, are as follows:

	2017
		Estimated
	Carrying	Fair
	Value	Value

Assets:
Other long-term investments	$80,618	$80,618
Policy loans	131,155	131,155
Commercial mortgage loans	834,606	844,309
Cash and cash equivalents	448,105	448,105
Other assets	2,850	2,850

Liabilities:
Individual annuities	3,248	3,469
Separate account liabilities	99,333	99,333

Other long-term investments - Fair values, classified as Level 3, represent equity in limited partnerships held by the Life Business. Carrying value of limited partnerships approximates fair value.

Policy loans – These instruments are carried at the unpaid principal balances. The fair value of policy loans approximates the unpaid principal balances as the timing of repayment is uncertain and the loans are collateralized by the amount of the policy.  As such, policy loans have been classified as Level 3.

Commercial mortgage loans - The fair values of commercial mortgage loans, classified as Level 3, were estimated using option adjusted valuation discount rates or carrying value for newly acquired loans.

Cash and cash equivalents - The carrying amounts reported in the accompanying Statement of Assets and Liabilities for these instruments approximate fair values and are classified as Level 1.

Other assets – Policy loans, which are categorized as Level 3 fair value measurements, are carried at the unpaid principal balances. The fair value of policy loans approximate the unpaid principal balances as the timing of repayment is uncertain and the loans are collateralized by the amount of the policy.

Individual and group annuities - Fair values of liabilities under fixed investment-type insurance contracts, classified as Level 3, are estimated using discounted cash flow calculations at pricing rates as of December 31, 2017.

Separate account liabilities - Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. Separate account liabilities classified as investment contracts primarily represent pension contracts, variable life and variable annuity policies with no significant mortality risk.  As there is no significant mortality risk associated with these contracts, the benefit is equal to the account balance.

Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above in the “Assets and Liabilities Measured at Fair Value on a Recurring Basis” section, the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

10.                Related Party Transactions

Liberty purchases structured settlement annuity contracts, with and without life contingencies from the Company.  Premiums under these contracts amounted to approximately $116,132 for the year ended December 31, 2017.  The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty was approximately $2,429,935 at December 31, 2017.  Additionally, Liberty funded employee retirement benefits using single premium immediate annuities (SPIA) purchased from the Company.  Premiums under these contracts amounted to approximately $9,617 for the year ended December 31, 2017.

11.                Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2017, and through the date the Abbreviated Financial Statements were filed with the United States Securities and Exchange Commission.  Other than the transaction discussed in the Note 1 – Description of Transaction and Basis of Presentation, there were no material subsequent events which would warrant inclusion in the Abbreviated Financial Statements of the Life Business.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On May 1, 2018, The Lincoln National Life Insurance Company (“Lincoln Life”) completed its previously announced acquisition (the “Closing”) of Liberty Mutual Group Inc.’s (“Liberty”) Group Benefits Business (the “Group Business”) and Individual Life and Annuity Business (the “Life Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (the “Company”).

In connection with the Closing and pursuant to the Master Transaction Agreement, dated January 18, 2018 (the “Master Transaction Agreement”), previously reported in our Current Report on Form 8-K filed on January 23, 2018, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“Protective”, “we”), and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of Protective Life, entered into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Life Business, as defined.  The terms of the Reinsurance Agreement resulted in an acquisition of the Company’s Life Business by Protective Life, in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.

The following unaudited pro forma condensed combined financial information of Protective Life gives effect to the acquisition as if it had been completed as of January 1, 2017 with respect to the pro forma results of operations data, and as of December 31, 2017 with respect to the balance sheet. We have adjusted the historical consolidated financial information to give effect to pro forma events that are (1) directly attributable to closing the transaction, (2) factually supportable, and (3) with respect to the statements of income, expected to have continuing impact on the combined results.

The unaudited pro forma condensed combined financial information below should be read in conjunction with the notes thereto and (1) our audited consolidated financial statements for the year ended December 31, 2017 included in our Annual Report on Form 10-K, as well as (2) the audited abbreviated financial statements of the Life Business for the year ended December 31, 2017, included herein.

The abbreviated financial statements of the Life Business include the assets acquired and liabilities associated with the Company’s Life Business as well as all revenue and costs directly associated with the revenue producing activities of the Life Business, and exclude costs not directly involved in the revenue producing activity, such as corporate overhead and income taxes.  Accordingly, the abbreviated financial statements do not purport to present the financial position or operating results of the Company that would have resulted from the Life Business operating as a standalone, separate business.

The following unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the acquisition been completed on the dates indicated above. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the resulting company. This information does not give effect to (1) our results of operations or other transactions or developments since December 31, 2017, (2) the impact of possible revenue enhancements, expense efficiencies or synergies expected to result from the acquisition, (3) the future acquisition-related costs estimated to integrate  the Life Business operations into Protective Life’s operations and (4) the effects of transactions or developments that may occur subsequent to the acquisition. The foregoing matters could cause both Protective Life’s historical pro forma financial position and results of operations, and Protective Life’s actual future financial position and results of operations, to differ materially from those presented in the following unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(Dollars in Thousands)

	As of December 31, 2017

	Protective Life Insurance Company	Liberty Life Individual Business	Pro Forma Adjustments		Pro Forma Combined
Assets
Fixed maturities, at fair value	$40,971,486	$13,647,301	$(364,607)	(a)	$53,831,280
			(422,900)	(d)
Fixed maturities, at amortized cost	2,718,904	-			2,718,904
Equity securities, at fair value	715,498	2,396	(2,396)	(a)	715,498
Mortgage loans	6,817,723	834,606	(376,060)	(a)	7,276,867
			598	(l)
Investment in real estate, net of accumulated depreciation	8,355	-			8,355
Policy loans	1,615,615	131,155			1,746,770
Other long-term investments	940,047	95,789	(158)	(a)	1,035,678
Short-term investments	527,144	-			527,144
Total investments	54,314,772	14,711,247	(1,165,523)		67,860,496
Cash and cash equivalents	178,855	448,105	110,000	(b)
			(341,520)	(c)	395,440
Accrued investment income	489,979	150,180	(2,837)	(a)	637,322
Accounts and premiums receivable	152,086	2,408			154,494
Reinsurance receivables	4,800,891	324,537	(75,858)	(n)	4,980,162
			(69,408)	(o)
Deferred policy acquisition costs and value of new business acquired	2,205,401	452,175	(224,554)	(e)	2,433,022
Goodwill	793,470	-			793,470
Other intangibles, net of accumulated amortization	662,916	-			662,916
Property and equipment, net of accumulated depreciation	109,711	-			109,711
Other assets	337,395	23,878	(23,132)	(a)	338,141
Income tax receivable	76,986	-			76,986
Assets related to separate accounts
Variable annuity	13,956,071	5,840	(5,840)	(a)	13,956,071
Variable universal life	1,035,202	37,077	(37,077)	(a)	1,035,202
Pensions	-	56,416	(56,416)	(a)	-
Total Assets	79,113,735	16,211,863	(1,892,165)		93,433,433
Liabilities
Future policy benefits and claims	30,956,792	5,901,753	685,991	(f)	43,158,665
			5,614,129	(k)
Unearned premiums	751,130	-	52,233	(k)	803,363
Total policy liabilities and accruals	31,707,922	5,901,753	6,352,353		43,962,028
Policyholder account balances	-	7,333,659	(7,333,659)	(k)	-
Other policy claims and benefits payable	-	41,478	(41,478)	(k)	-
Stable value product account balances	4,698,371	-			4,698,371
Annuity account balances	10,921,190	-	1,708,775	(k)	12,629,965
Other policyholders’ funds	1,267,198	95,168			1,362,366
Other liabilities	1,859,254	145,424	6,225	(m)	2,010,903
Deferred income taxes	1,371,989	-			1,371,989
Non-recourse funding obligations	2,952,822	-			2,952,822
Secured financing liabilities	1,017,749	341,520	(341,520)	(c)	1,017,749
Debt	1,682	-	110,000	(b)	111,682
Liabilities related to separate accounts
Variable annuity	13,956,071	5,840	(5,840)	(a)	13,956,071
Variable universal life	1,035,202	37,077	(37,077)	(a)	1,035,202
Pensions	-	56,416	(56,416)	(a)	-
Total liabilities	70,789,450	13,958,335	361,363		85,109,148
Shareowner’s Equity
Preferred stock	2	-			2
Common stock	5,000	-			5,000
Additional paid-in-capital	7,378,496	-			7,378,496
Retained earnings	916,971				916,971
Accumulated other comprehensive income		-
Net unrealized gains (losses) on investments, net of tax	23,091	-			23,091
Net unrealized losses relating to other-than- temporary impaired investments for which a portion has been recognized in earnings, net of income tax	(22)	-			(22)
Accumulated loss - derivatives, net of income tax	747	-			747
Net assets and liabilities	-	2,253,528			-
			(769,190)	(a)
			(422,900)	(d)
			(224,554)	(e)
			(685,991)	(f)
			598	(l)
			(6,225)	(m)
			(75,858)	(n)
			(69,408)	(o)
Total shareowner’s equity	8,324,285	2,253,528	(2,253,528)		8,324,285
Total liabilities and shareowner’s equity	$79,113,735	$16,211,863	$(1,892,165)		$93,433,433

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

(Dollars in Thousands)

	Year Ended December 31, 2017
	Protective Life Insurance Company	Liberty Life Individual Business	Pro Forma Adjustments		Pro Forma Combined
Revenues
Premiums and policy fees	$3,456,362	$485,794			$3,942,156
Reinsurance ceded	(1,367,096)	(93,561)			(1,460,657)
Net of reinsurance ceded	2,089,266	392,233	-		2,481,499
Net investment income	1,923,056	624,217	$(49,009)	(g)	2,498,264
Universal life and investment type product policy fees	-	104,506			104,506
Cost of insurance	-	80,690			80,690
Realized investment gains (losses):
Derivative financial instruments	(137,041)	-			(137,041)
All other investments	121,087	51,435			172,522
Other-than-temporary impairment losses	(1,332)	(563)			(1,895)
Portion recognized in other comprehensive income (before taxes)	(7,780)	-			(7,780)
Net impairment losses recognized in earnings	(9,112)	(563)	-		(9,675)
Other income	325,411	31,956			357,367
Total revenues	4,312,667	1,284,474	(49,009)		5,548,132
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded	2,955,005	698,609	(22,817)	(p)	3,630,797
Interest credited to policyholder account balances	-	236,628			236,628
Amortization of deferred policy acquisition costs and value of new business acquired	79,443	77,431	(62,864)	(h)	94,010
Policyholder dividends	-	5,030			5,030
Other operating expenses, net of reinsurance ceded	814,211	100,684	3,608	(i)	918,503
Total benefits and expenses	3,848,659	1,118,382	(82,073)		4,884,968
Income before income tax	464,008	166,092	33,064		663,164
Income tax (benefit) expense	(718,409)	-	11,903	(j)	(706,506)
Net Income	$1,182,417	$166,092	$21,161		$1,369,670

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

Note 1 – Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet was prepared to reflect the transaction as of December 31, 2017. The unaudited pro forma condensed combined statement of income combines the results of operations of Protective Life and the Life Business for the year ended December 31, 2017 as if the transaction had occurred on January 1, 2017.

The abbreviated financial statements of the Life Business include the assets and liabilities associated with the Company’s Life Business as well as all revenue and costs directly associated with the revenue producing activities of the Life Business, and exclude costs not directly involved in the revenue producing activity, such as corporate overhead and income taxes. Accordingly, the pro forma condensed combined income statement is not indicative of the acquired business’s operations going forward because of the changes in the business and the omission of various operating expenses.

The transaction was accounted for under the acquisition method of accounting. Under this method of accounting, the acquired net assets of the Life Business were recorded based upon the estimated fair values of the Life Business assets and liabilities at the date of completion of the acquisition. The transaction did not result in goodwill being recognized. The unaudited pro forma condensed combined financial information includes adjustments, which are based upon preliminary estimates, to reflect the estimated fair value of all identifiable assets and liabilities of the Life Business as of December 31, 2017. The preliminary purchase price consisted of  a ceding commission of $422.9 million paid as of the closing date. Final adjustments of the estimated fair value of all identifiable assets and liabilities are to be made within 150 days after closing. These final adjustments may result in an adjustment to the preliminary purchase price. Certain amounts in the historical financial statements of the Life Business have been reclassified to conform to Protective Life’s historical financial statement presentation.

Estimated fair values and lives have been assigned to the acquired assets and liabilities assumed for the purposes of this unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information reflects Protective Life’s estimates of the fair value of the net assets of the Life Business as of December 31, 2017.

Note 2 – Pro Forma Adjustments

These pro forma adjustments are based on certain estimates and assumptions as of the date of the unaudited pro forma condensed combined financial information. The actual adjustments upon the consummation of the acquisition were based on a number of factors, including changes in the estimated fair value of net assets from December 31, 2017 to the effective date of the acquisition. Therefore, the actual adjustments were different from the adjustments made to prepare the unaudited pro forma condensed combined financial information.

Pro Forma Acquisition Adjustments

For purposes of the unaudited pro forma condensed combined balance sheet, the acquired assets and liabilities have been adjusted to reflect their estimated fair values as of and for the periods presented. Specific adjustments are as follows:

(a)         To  reflect assets and liabilities retained by Liberty. Although the accompanying abbreviated financial statements included assets and liabilities associated with the Company’s Life Business, not all of these assets and liabilities were transferred to Protective Life.  For example assets in excess of that needed to support insurance liabilities transferred to Protective Life were retained by Liberty.

(b)         To reflect surplus notes issued at closing. These surplus notes are associated with liabilities related to certain structured settlements included in the Life Business.

(c)          To eliminate securities lending liability settled prior to closing.

(d)         To give effect to the ceding commission paid at closing.

(e)          To eliminate historic deferred policy acquisition costs and to establish value of business acquired.

(f)           To adjust the policy liabilities of the acquired business to reflect estimated fair value.

(g)          To reflect a reduction in investment income related to investments retained by seller. The effective yield assumed for each type of investment retained by seller was:  fixed maturities – 4.0%, equity securities – 2.0%, mortgage loans – 4.5%.  The weighted average was approximately 4.2%

(h)         Represents the estimated change in amortization resulting from the adjustment described in (e) above. Amounts related to traditional life and health insurance policies are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Amounts related to universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Estimated amortization for each of the next five years is as follows: 2018: (18,993), 2019: (18,996), 2020: (17,993), 2021: (16,531), 2022: (14,981)

(i)             To reflect interest expense on surplus notes described in (b) above assuming an interest rate of 3.28%.

(j)            Estimated effective income tax rate for 2017 of 36% (federal 35% plus state 1%).

(k)         To reclassify amounts in the financial statements of the Life Business to conform to Protective Life’s historical financial statement presentation.

(l)             To adjust mortgage loans acquired by Protective Life to fair value at December 31, 2017.

(m)     To record estimated accrued transaction fees. These fees primarily consist of broker, legal, and other professional fees.

(n)         To adjust reinsurance receivables to estimated fair value.

(o)         To reflect reinsurance recaptured at Closing. At December 31, 2017, the Company had ceded certain insurance reserves to one of its affiliates that was recaptured concurrent with Closing.

(p)         Estimation of the impact of the amortization of the difference between the fair value and historical basis of the policy reserves.

PART C

OTHER INFORMATION

Item 26. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (4)

(a)(2) Second Amended Distribution Agreement between Protective Life Insurance Company and Investment Distributors, Inc. (17)

(a)(3) Second Amended Distribution Agreement between Protective Life Insurance Company and Investment Distributors, Inc., as Revised June 1, 2018. (23)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Protective Investors Choice VUL Contract. (19)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(e)  Terminal Illness Accelerated Death Benefit Endorsement. (19)

(f)  Lapse Protection Endorsement. (19)

(g)  Allocation by Investment Category Endorsement. (19)

(h)  Overloan Protection Endorsement. (19)

(i)  Policy Loan Endorsement. (7)

(j)  Arbitration Endorsement. (11)

(k)  ExtendCare Chronic Illness Accelerated Death Benefit Rider. (19)

(l)  Income Provider Option Pre-Determined Death Benefit Payout Endorsement. (19)

(m)  ExtendCare Rider 2017. (20)

5.  (a)  Contract Application. (19)

(b)  Alternate Contract Application. (19)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company. (10)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company. (10)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company. (15)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company. (15)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (7)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (13)

(c)  List of Reinsurers. (22)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (4)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (5)

(e)  Participation Agreement (Lord Abbett Series Fund, Inc.). (6)

(f)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (8)

(f)(1) Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust). (14)

(g)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (9)

(h)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

(i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust). (14)

(j)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products). (10)

(k)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust). (10)

(l)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust). (10)

(m)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund). (10)

(n)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust). (10)

(o)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds). (10)

(p)  Participation Agreement (Legg Mason). (12)

(q)  Participation Agreement (PIMCO). (12)

(q)(1) Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust). (14)

(q)(2) Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust). (14)

(r)  Participation Agreement (Royce Capital). (12)

(s)  Rule 22c-2 Information Sharing Agreement (Royce Capital). (12)

(t)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)). (14)

(u)  Form of Participation Agreement (MFS Variable Insurance Trust II). (16)

(v)  Participation Agreement (Northern Lights Variable Trust). (21)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of Max Berueffy, Esq. (18)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Eversheds Sutherland (US) LLP. (24)

(b)  Consent of PricewaterhouseCoopers, L.L.P. (24)

(c)  Consent of Ernst & Young LLP. (24)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (19)

18.  Power of Attorney. (22)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(5)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(8)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(15)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), as filed with the Commission on April 24, 2012.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294) as filed with the Commission on April 25, 2014.

(18)  Incorporated herein by reference to the initial filing of the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on February 25, 2014.

(19)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on July 7, 2014.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-194115) as filed with the Commission on February 22, 2017.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-6 Registration Statement (File No.333-206951) as filed with the Commission on July 12, 2017.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on April 26, 2018.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on July 20, 2018.

(24)  Filed herein.

Item 27. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Digital and Innovation Officer
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director Executive Committee Chief Executive Officer Chairman of the Board President
Black, Lance P.	Treasurer Senior Vice President
Borie, Kevin B.	Senior Vice President Chief Valuation Actuary Appointed Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President Secretary Senior Counsel
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Senior Vice President Chief Information and Operations Officer
Drew, Mark L.	Executive Vice President General Counsel
Evesque, Wendy L.	Senior Vice President Chief Human Resources Officer
Flint, Christopher W.	Senior Vice President, Distribution Companies
Goyer, Stephane	Senior Vice President, Insurance, Market and Credit Risk
Harrison, Wade V.	Senior Vice President Chief Product Actuary
Herring, Derry W	Senior Vice President Chief Auditor
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division

Name and Principal Business Address*	Position and Offices with Depositor
Kohler, Matthew	Senior Vice President Chief Technology Officer
Loper, David M	Senior Vice President Senior Counsel
Moloney, Michelle	Senior Vice President Chief Risk Officer
Passafiume, Philip E.	Senior Vice President Director of Fixed Income
Riebel, Matthew A.	Senior Vice President Chief Sales Officer
Sawyer, John Robert	Senior Vice President, Life and Annuity Executive
Seurkamp, Aaron C.	Senior Vice President, Life and Annuity Executive
Stokes, Barrie Balzli	Senior Vice President, Government Affairs Senior Associate Counsel
Stuenkel, Wayne E.	Senior Vice President Chief Actuary
Temple, Michael G.	Director Executive Committee Vice Chairman, Finance and Risk
Thigpen, Carl S.	Director Executive Vice President Chief Investment Officer
Wagner, James	Senior Vice President, Annuity Sales
Walker, Steven G.	Executive Vice President Chief Financial Officer
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28. Persons Controlled by or Under Common Control With the Depositor or the Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation a subsidiary of the Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2017 (File No. 001-11339) filed with the Commission on March 2, 2018.

Item 29. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Vice President, Operations
Caldwell, Edwin V. II	President and Director	Vice President, Acquisition Services
Callaway, Steve M.	Chief Compliance Officer, Secretary and Director	Chief Compliance Officer, Senior Vice President, Secretary and Senior Counsel
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Assistant Financial Officer and Director	Assistant Vice President — Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Morsch, Letitia	Assistant Secretary	Vice President, Annuity Operations
Tennent, Rayburn	Chief Financial Officer	Financial Analyst III

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 32. Management Services.

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on July 20, 2018.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Richard J. Bielen	Chairman of the Board, Chief Executive Officer, President and Director (Principal Executive Officer)	July 20, 2018
* Steven G. Walker	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	July 20, 2018
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	July 20, 2018
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		July 20, 2018

Exhibits

14.  a.  Consent of Eversheds Sutherland (US) LLP

  b.  Consent of Pricewaterhouse Coopers, LLP

  c.  Consent of Ernst & Young LLP